POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED JANUARY 2, 2014 TO THE

PROSPECTUS DATED AUGUST 30, 2013 OF:

PowerShares Aerospace & Defense Portfolio

PowerShares Cleantech™ Portfolio

PowerShares DWA Momentum Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares Lux Nanotech Portfolio

PowerShares S&P 500 BuyWrite Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

Effective immediately, on page 51, the section titled “Additional Information About the Funds’ Strategies and Risks—Non-Principal Investment Strategies—Securities Lending” is deleted and replaced with the following:

Securities Lending

Each of PowerShares CleantechTM Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, each such Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Effective immediately, on page 51, the section titled “Additional Information About the Funds’ Strategies and Risks—Additional Risks of Investing in the Funds—Securities Lending Risk” is deleted and replaced with the following:

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If PowerShares CleantechTM Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares WilderHill Clean Energy Portfolio or PowerShares WilderHill Progressive Energy Portfolio are not able to recover the securities loaned, they may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and a Fund will bear any loss on the investment of its cash collateral.

Please Retain This Supplement For Future Reference.

P-PS-PRO-4 SUP-4 010214